Exhibit 99.2

Investor Presentation February 6, 2025

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of federal securities laws. These forward-looking statements include statements with respect to 2025 guidance, strategic and growth opportunities, other expectations and other non-historical information. Without limiting the foregoing, statements including the words "expect," "intend," "may," "will," "should," "would," "could," "plan," "potential," "anticipate," "believe," "forecast," "guidance," "outlook," "goals," "target," "estimate," "seek," "predict," "project," and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the occurrence of many events outside Omnicell's control and are subject to various risks and uncertainties, including those described below. Among other things, there can be no assurance that Omnicell's actual results will not differ, perhaps substantially, from the targets and expectations contained in this presentation.

Such statements also include, but are not limited to, Omnicell's projected product bookings, annual recurring revenues, revenues, including product, service, technical services and SaaS and Expert Services revenues, respectively, non-GAAP EBITDA, and non-GAAP earnings per share; expectations regarding our planned and existing products and services, developing new or enhancing existing products and solutions, and the related objectives and expected benefits (and any implied financial impact); our ability to deliver long-term growth, value and consistent GAAP profitability; and statements about Omnicell's strategy, plans, objectives, vision, promise, purpose and guiding principles, goals, including its innovation, environment, social and governance goals and strategies, transitioning to selling more products and services on a subscription basis, market or Company outlook, planned investments, and growth opportunities. Actual results and other events may differ significantly from those contemplated by forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, (i) unfavorable general economic and market conditions, including the impact and duration of inflationary pressures, (ii) Omnicell's ability to take advantage of growth opportunities and develop and commercialize new solutions and enhance existing solutions, (iii) reduction in demand in the capital equipment market or reduction in the demand for or adoption of our solutions, systems, or services, (iv) delays in installations of our medication management solutions or our more complex medication packaging systems, (v) risks related to Omnicell's investments in new business strategies or initiatives, including its transition to selling more products and services on a subscription basis, and its ability to acquire companies, businesses, or technologies and successfully integrate such acquisitions, (vi) ability to realize the benefits of our expense containment initiatives, (vii) risks related to failing to maintain expected service levels when providing our SaaS and Expert Services or retaining our SaaS and Expert Services customers, (viii) Omnicell's ability to meet the demands of, or maintain relationships with, its institutional, retail, and specialty pharmacy customers, (ix) risks related to climate change, legal, regulatory or market measures to address climate change and related emphasis on ESG matters by various stakeholders, (x) changes to the 340B Program, (xi) risks related to the incorporation of artificial intelligence technologies into our products, services and processes or our vendors offerings, (xii) Omnicell's substantial debt, which could impair its financial flexibility and access to capital, (xiii) covenants in our credit agreement could restrict our business and operations, (xiv) continued and increased competition from current and future competitors in the medication management automation solutions market and the medication adherence solutions market, (xv) risks presented by government regulations, legislative changes, fraud and anti-kickback statues, products liability claims, the outcome of legal proceedings, and other legal obligations related to healthcare, privacy, data protection, and information security, and the costs of compliance with, and potential liability associated with, our actual or perceived failure to comply with such obligations, including any potential governmental investigations and enforcement actions, litigation, fines and penalties, exposure to indemnification obligations or other liabilities, and adverse publicity related to the same; (xvi) any disruption in Omnicell's information technology systems and breaches of data security or cyber-attacks on its systems or solutions, including the previously disclosed ransomware incident and any potential adverse legal, reputational, and financial effects that may result from it and/or additional cybersecurity incidents, as well as the effectiveness of business continuity plans during any future cybersecurity incidents, (xvii) risks associated with operating in foreign countries, (xviii) Omnicell's ability to recruit and retain skilled and motivated personnel, (xix) Omnicell's ability to protect its intellectual property, (xx) risks related to the availability and sources of raw materials and components or price fluctuations, shortages, or interruptions of supply, (xxi) Omnicell's dependence on a limited number of suppliers for certain components, equipment, and raw materials, as well as technologies provided by third-party vendors, (xxii) fluctuations in quarterly and annual operating results may make our future operating results difficult to predict, (xxiii) failing to meet (or significantly exceeding) our publicly announced financial guidance, and (xxiv) other risks and uncertainties further described in the "Risk Factors" section of Omnicell's most recent Annual Report on Form 10-K, as well as in Omnicell's other reports filed with or furnished to the United States Securities and Exchange Commission ("SEC"), available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this presentation speak only as of the date of this presentation. Omnicell assumes no obligation to update any such statements publicly, or to update the reasons actual results could differ materially from those expressed or implied in any forward-looking statements, whether as a result of changed circumstances, new information, future events, or otherwise, except as required by law.

Non-GAAP Financial Information

This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), including Q4'24 and FY'24 non-GAAP gross margin, non-GAAP operating expenses, non-GAAP EBITDA, and non-GAAP diluted earnings per share, guidance with respect to 2025 non-GAAP EBITDA and non-GAAP earnings per share. Reconciliations of the Q4'24 and FY'24 non-GAAP financial measures to the most directly comparable GAAP measures are included in the Appendix to this presentation. Our 2025 guidance for non-GAAP EBITDA and non-GAAP earnings per share, exclude certain items, which include, but are not limited to, unusual gains and losses, costs associated with future restructurings, acquisition-related expenses, and certain tax and litigation outcomes. These excluded items may be significant. We do not provide a reconciliation of forward-looking non-GAAP guidance or targets to the comparable GAAP measures as these items are inherently uncertain and difficult to estimate and cannot be predicted without unreasonable effort. We believe such a reconciliation would imply a degree of precision that could be confusing or misleading to investors. These items may also have a material impact on GAAP earnings per share and GAAP net income in future periods. As such, these forward-looking non-GAAP financial measures are limited in their utility for evaluating our future operating results in accordance with GAAP.

OMNICELL, the Omnicell logo, and ENLIVENHEALTH are registered trademarks of Omnicell, Inc. or one its subsidiaries.

© 2025 Omnicell, Inc.

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© 2025 Omnicell, Inc. 3 Investor Presentation – February 6, 2025 Our Guiding Principles Our Purpose To be the healthcare providers’ most trusted partner to enable the Autonomous Pharmacy transformation Our Guiding Principles represent what we stand for as a company, guiding us in every aspect of how we do business. o Passionate Transformer o Relationships Matter o Intellectually Curious o Mission Driven o Entrepreneurial o Do the Right Thing

© 2025 Omnicell, Inc. 4 Omnicell Investment Highlights Investor Presentation – February 6, 2025 A recognized leader in medication management with a 30 - year track record and an installed base that includes more than one - half of the top 300 U.S. health systems * Investing in SaaS and Expert Services (formerly Advanced Services) in an effort to accelerate growth in recurring revenue, projected to be 23% of total revenue in 2025 Improving macroeconomic trends in many of our end markets are expected to drive increased demand for system modernization through automation, software, and analytics Strong balance sheet should support growth initiatives and help drive sustainable and profitable growth Executing on our vision to deliver outcomes - centric solutions and to create stakeholder value Recent introductions in 2024 of XT Amplify, Central Med Automation Service, and OmniSphere are just the beginning of the Company’s reinvigorated focus on new products and services *As defined by Definitive Healthcare.

© 2025 Omnicell, Inc. 5 Omnicell’s Growth Strategy is to: Investor Presentation – February 6, 2025 CONNECT the health network GROW where care is being delivered DISRUPT Pharmacy care with innovation

© 2025 Omnicell, Inc. Our Strategy Investor Presentation – February 6, 2025 HEALTH SYSTEM OUTPATIENT Central Pharmacy/ Centralized Service Center IV Room Points of Care Specialty Pharmacy Ambulatory Care Omnicell is transforming pharmacy care through outcomes - centric solutions combining robotics and smart devices, software workflows, expert services, and analytics designed to optimize clinical and business outcomes across all settings of care. Software Workflows Intended to provide greater visibility to medication inventory and usage, which should provide powerful data insights Robotics & Smart Devices Technology designed to automate manual tasks to enhance safety and optimize labor Analytics Connected intelligence intended to drive data - driven performance optimization Expert Services Onsite and remote experts dedicated to optimizing your technolog y in an effort to deliver outcomes 6

The Autonomous Pharmacy Investor Presentation – February 6, 2025 Industry - Defined Vision Replace manual, error - prone activities with automated processes that are designed to be safer and more efficient. o Zero medication errors o Zero medication waste o Zero human touches until delivery to patient o 100% regulatory compliance o 100% data and inventory visibility o 100% pharmacist’s time on clinical activities American Journal of Health - System Pharmacy, Volume 78 Issue 7, April 2021 © 2025 Omnicell, Inc. 7

Investor Presentation – February 6, 2025

Delivering Solutions Designed to Support Customer Operational and Economic Environments

CHALLENGE		OUTCOME DELIVERED	
25,000	Errors Annually in Hospitals[1]	100%	Barcode scanning through Central Pharmacy robotics supports enhanced safety and accuracy[5]
$4.5B	Net loss for a major healthcare provider in FY ’22[2]	$1.6M	Reduced 503B spend and OR waste savings for a single customer[6]
75%	Pharmacists’ tasks are non-clinical[3]	75%	Less pharmacist time spent on distribution tasks[5]
$39B	Spent in compliance administration[3]	97%	Access to limited distribution drugs[5]
623	Hospitals expect critical staffing shortages[4]	54%	Reduction of nurse medication retrieval time[5]

1. Poon, China, Churchill, et al. Ann Intern Med 2006; 145(6):426–434.
2. https://www.healthcaredive.com/news/kaiser-reports-13b-operating-loss-2022-driven-by-expenses-inflation/642595/Note
3. Autonomous Pharmacy White Paper and Industry publications.
4. https://www.aha.org/testimony/2023-02-15-aha-senate-statement-examining-health-care-workforce-shortages-where-do-we-go-hereNote
5. Omnicell internal analysis. Data on file.
6. https://www.omnicell.com/resources/case-study/allegheny-general-case-study-iv-robotics/

© 2025 Omnicell, Inc.

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© 2025 Omnicell, Inc. 9 Revenue Growth Drivers Investor Presentation – February 6, 2025 Deep Customer Relationships and Robust Backlog o Strong position with more than one - half of the top 300 U.S. health systems o Robust backlog of $1.201 billion as of 12/31/2024 1 Multiple Growth Drivers o Expansion opportunities expected within existing customer base o Opportunities for potential market share gains o SaaS and Expert Services expand our Total Addressable Market (TAM) o XTAmplify – a multi - year innovation program that is intended to maximize value for customers that have invested in Omnicell’s XT Automated Dispensing System 1. Under the definition of bookings in use for the year ended December 31, 2024.

© 2025 Omnicell, Inc. 10 SaaS and Expert Services* Recurring Revenue Growth Investor Presentation – February 6, 2025 SaaS and Expert Services Potential Revenue Opportunity o Leveraging established channels and strong customer relationships o Demand driven by increasing provider digitization and need to evolve medication supply chain o Omnicell’s cloud - based services designed to enable better outcomes o Subscription - based, recurring revenue streams o SaaS and Expert Services expand our TAM SaaS and Expert Services as % of Total Revenue 6% 20 20 14% 202 2 2021 10% 202 4 22% 202 3 19% 23% 202 5E Targeting 23% of total revenue for 2025 *Formerly known as Advanced Services

© 2025 Omnicell, Inc. 11 Why We Believe Omnicell is Positioned to Win Investor Presentation – February 6, 2025 Omnicell has the right solutions and the right business model to solve the medication management problem that the healthcare system is facing Omnicell has a proven track record of innovation as the leading strategic partner to health systems in large and growing market segments Omnicell is scaling SaaS and Expert Services* to capitalize on the many growth opportunities ahead — with SaaS and Expert Services* growth continuing to drive recurring revenue growth Continued investment in new products and solutions to drive long - term sustainable growth. Executing on our goal to advance the industry - defined vision of the Autonomous Pharmacy *Formerly known as Advanced Services

Product Overview

© 2025 Omnicell, Inc. 13 Points of Care XT Automated Supply Dispensing Cabinets XT Anesthesia Workstation Inventory Optimization Service XT Automated Dispensing Cabinet Investor Presentation – February 6, 2025 As the final step in the pharmaceutical administration process, the bedside exchange of medication from nurse to patient is critical to care success. However, countbacks, restocks, reconciliation, and other manual tasks may force nurses to spend more time managing medications and less time on clinical care. Omnicell seeks to optimize medication management at the points of care so clinicians can focus on the real priority — patients .

© 2025 Omnicell, Inc. 14 Central Pharmacy Pharmacy Carousel Inventory Optimization Service Central Pharmacy Dispensing Service Investor Presentation – February 6, 2025 Central pharmacy is the medication dispensing hub of most hospitals. Roadblocks that surface here have the potential to impact patient safety, care, and clinical workflows throughout the health system. Omnicell automates manual dispensing tasks in an effort to reduce errors and waste, improve accuracy, and give valuable human resources more time to focus on the work that matters most — patient care .

© 2025 Omnicell, Inc. 15 IV Room IVX Workflow IV Compounding Service Investor Presentation – February 6, 2025 Accuracy and sterility in IV compounding are paramount to patient safety, but an overreliance on 503B outsourcing and manual in - house systems often creates unnecessary risk and expense. Omnicell’s advanced automation tools including sterile compounding robotics and semi - automated workflow management are designed to support more accurate, safe, and cost - effective IV compounding.

© 2025 Omnicell, Inc. 16 Specialty Pharmacy Omnicell 340B Specialty Pharmacy Services Investor Presentation – February 6, 2025 As medical innovations create new, more complex drugs, many pharmacies need specialized tools and expertise to help manage the patient’s treatment journey. Opening or optimizing an in - house specialty pharmacy often requires unique capabilities to navigate the demands of high - cost, high - touch medications. Omnicell seeks to deliver the technology and know - how to help customers accelerate and maximize specialty pharmacy outcomes.

© 2025 Omnicell, Inc. 17 Ambulatory Care EnlivenHealth® Investor Presentation – February 6, 2025 Optimizing a patient’s medication journey often means extending care beyond the inpatient setting and enhancing the processes of retail and community pharmacies. Through EnlivenHealth®, Omnicell provides patient engagement software and omnichannel communications that is designed to empower retail pharmacies and health plans to promote optimal health of patient and member communities while improving their performance.

© 2025 Omnicell, Inc. 18 Medication Adherence Packaging Equipment Automation Packaging and Labeling Solutions Investor Presentation – February 6, 2025 Through industry - leading packaging and automation solutions, Omnicell Medication Adherence helps to empower pharmacies to work more efficiently as they seek to and improve medication safety and effectiveness for customers and patients.

© 2025 Omnicell, Inc. 19 Omnicell’s Suite of SaaS and Expert Services* Investor Presentation – February 6, 2025 IV Compounding Central Pharmacy/ Centralized Services Center Points of Care Inventory Optimization Ambulatory Pharmacy Care Specialty Pharmacy Varying combinations of robotics and smart devices, software workflows, expert services, and analytics that are designed to deliver outcomes in each setting of care where medications are managed A Rapidly Growing Source of Recurring Revenue *Formerly known as Advanced Services

© 2025 Omnicell, Inc. 20 Omnicell 2024 Innovation Investor Presentation – February 6, 2025 XT Amplify April 2024 Innovative suite of solutions designed to enhance pharmacy and nursing efficiency, reduce medication errors and waste, and maximize the value of the XT Automated Dispensing System Central Med Automation Service August 2024 A complete solution combining robotics and smart devices, intelligent software, and expert services intended to centralize medication management and streamline efficiency and scalability OmniSphere December 2024 Next - generation, cloud native, software workflow engine and data platform intended to seamlessly integrate enterprise robotics and smart devices across the continuum of care

© 2025 Omnicell, Inc. 21 XT Amplify Investor Presentation – February 6, 2025 XTExtend MedChill SupplyXpert ServerScale CarePlus Innovative solutions designed to maximize the value of XT technology

© 2025 Omnicell, Inc. 22 Central Med Automation Service Investor Presentation – February 6, 2025 Robotics and Smart Devices Software Expert Services Transforming Pharmacy Care A powerful solution designed to ensure your pharmacy operations excel today and evolve seamlessly into the future.

Investor Presentation – February 6, 2025

OmniSphere

OmniSphere is a next-generation, cloud native, software workflow engine and data platform. This groundbreaking new platform, designed to leverage the full power of a cloud native architecture, seamlessly integrates robotics and smart devices to support more secure, data-driven, medication management across the continuum of care.

OmniSphere is designed to provide customers

- State-of-the-art security through a scalable infrastructure and platform with certified cyber and data security
- Improved productivity with one point of access for all cloud-connected Omnicell automation
- Enterprise-wide visibility to medication inventory and utilization lays the groundwork to leverage AI to provide actionable enterprise insights and optimization opportunities
- Streamlined upgrades that are intended to rapidly scale, optimize operations, and adapt to evolving demands


Post-Acute Care Settings
Points of Care
Specialty Pharmacy
OmniSphere
IV Cleanroom
Consolidated Service Centers
Central Pharmacy

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Fourth Quarter and Full Year 2024 Financial Highlights

© 2025 Omnicell, Inc. 25 Financial Snapshot Investor Presentation – February 6, 2025 See Appendix for a reconciliation of Q4 – 2024 Non - GAAP Gross Margin, Q4 – 2024 Non - GAAP Operating Expenses, Q4 – 2024 Non - GAAP EBITDA and Q4 - 2024 Non - GAAP Diluted Earnings Per Share to their most directly comparable GAAP financial measures. YoY Change FY ’24 YoY Change Q4 ’24 (3%) $1.112 billion 19% $307 million Total Revenues (110bps) 44.2% 380bps 47.4% Non - GAAP Gross Margin % (6%) $413 million 9% $113 million Non - GAAP Operating Expenses (2%) $136 million 96% $46 million Non - GAAP EBITDA ($0.20) $1.71 $0.27 $0.60 Non - GAAP Diluted Earnings Per Share

© 2025 Omnicell, Inc. 26 New Metrics for 2025 Investor Presentation – February 6, 2025 o Our previous Bookings metric included Connected Devices and Software Licenses, SaaS and Expert Service* and Consumables. o For 2025, our new Product Bookings metric consists of Connected Devices and Software Licenses. o Additionally, for 2025 we are providing a new Annual Recurring Revenue (ARR) metric, which consists of SaaS and Expert Services*, Technical Services and Consumables. o We believe these new metrics will further assist in understanding and modeling our business as we continue to pivot towards driving recurring revenue. Product Bookings • Connected Devices and Software Licenses New Metrics for 2025 Annual Recurring Revenue (ARR) • SaaS and Expert Services* • Technical Services • Consumables Previous Bookings Metric • Connected Devices and Software Licenses • SaaS and Expert Services* • Consumables *Formerly known as Advanced Services

© 2025 Omnicell, Inc. 27 2024 Product Bookings and ARR Look Back Investor Presentation – February 6, 2025 o Our previous Bookings metric included Connected Devices and Software Licenses, SaaS and Expert Services* and Consumables. For 2024, Bookings using the previous Bookings metric were $923M o For 2025, our new Product Bookings metric consists of Connected Devices and Software Licenses. Looking back at 2024, Product Bookings using the new in 2025 Product Bookings metric were $558M o For 2025, our new Annual Recurring Revenue (ARR) metric, consists of SaaS and Expert Services*, Technical Services and Consumables. Looking back at 2024, ARR using the new ARR metric was $580M 2024 Product Bookings Using the New Metric for 2025 : $558M • Connected Devices and Software Licenses New Metrics for 2025 2024 Annual Recurring Revenue (ARR) Using the New Metric for 2025 : $580M • SaaS and Expert Services* • Technical Services • Consumables 2024 Bookings Using the Previous 2024 Bookings Metric: $923M • Connected Devices and Software Licenses • SaaS and Expert Services* • Consumables *Formerly known as Advanced Services

Investor Presentation – February 6, 2025

2025 Guidance

	Q1–2025	TY–2025
NEW: Product bookings[1]	Not guided	$500–$550 million
NEW: ARR[2]	Not guided	$610–$630 million
Total Revenues	$255–$265 million	1.105–1.155 billion
Product Revenues	$137–$142 million	$610–$640 million
Service Revenues	$118–$123 million	$495–$515 million
Technical Services Revenues	Not guided	$235–$245 million
SaaS & Expert Services Revenues	Not guided	$260–$270 million
Non-GAAP EBITDA	$19–$25 million	$140–$155 million
Non-GAAP EPS	$0.15–$0.25	$1.65–$1.85

We do not provide a reconciliation of forward-looking non-GAAP guidance to the comparable GAAP measures as these items are inherently uncertain and difficult to estimate and cannot be predicted without unreasonable effort.

1. Connected Devices and Software Licenses See the Appendix for additional detail.
2. SaaS and Expert Services, Technical Services, Consumables See the Appendix for additional detail.

© 2025 Omnicell, Inc.

Long-Term Value Creation Opportunities

- Leadership position in the digital transformation of healthcare
- Emerging and scaling of SaaS & Expert Services offerings
- Platform adoption, expansion, market share gains, and upgrade cycles supporting growth
- Strong balance sheet should enable transformation to new business model

Investor Presentation – February 6, 2025

A Better Way: ESG in Action

Environment

- Decreased Scope 1 and 2 emissions in 2023 by almost 10% from 2022
- Strengthened efforts to reduce Scope 3 emissions from business travel, including emphasizing sustainable travel behaviors and offering reduced rental car rates for electric vehicles
- Optimized the foam thickness of product protectors and pads for the XT Cabinet to reduce packaging material by 50% without compromising product security

Social

- Amplified our charitable impact globally and increased employee engagement through Omnicell Cares campaigns, volunteering opportunities, and fundraising
- Published our DEI&B intranet site, including a curated suite of courses on topics like inclusivity, race, and gender in the workplace
- Established four new Employee Impact Groups (EIGs) and created an EIG Advisory Council

Governance

- Obtained our HITRUST CSF i1 certification for our Medication Management Systems and remote customer support
- Formed an AI Steering Committee and adopted a GenAI Acceptable Use Policy in an effort to embrace innovation and responsible use of AI
- Finalized our Crisis Communication plan and conducted tabletop exercises focused on disaster response and cybersecurity domestically and internationally

Innovation

- Continued to advance systems integration across all Omnicell products, which is intended to ensure seamless communication between our solutions and healthcare records
- Prioritized Post-Production Cybersecurity Management Process improvements, which resulted in streamlined quality management processes
- Integrated EHS and ESG deliverables into the product development process

2023 ESG Report

Published fourth annual ESG Report in April 2024

89%

of Board is independent

56%

of Board are women or racially or ethnically diverse

MSCI ESG RATINGS: A

CCC | B | BB | BBB | A | AA | AAA

THE USE BY OMNICELL, INC. OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES ("MSCI") DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF OMNICELL, INC. BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS AND ARE PROVIDED 'AS IS' AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

© 2025 Omnicell, Inc.

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Appendix

© 2025 Omnicell, Inc. 31 (a) For the year ended December 31, 2023, impairment charges of other assets were approximately $0.6 million related to property and equipment in connection with restructuring activities for optimization of certain leased facilities.

© 2025 Omnicell, Inc. 32 (a) For the year ended December 31, 2023, impairment charges of other assets were approximately $0.6 million related to property and equipment in connection with restructuring activities for optimization of certain leased facilities. (b) Tax effects calculated for all adjustments except share - based compensation expense, using an estimated annual effective tax rate of 21% for both fiscal years 2024 and 2023.

© 2025 Omnicell, Inc. 33 (a) For the year ended December 31, 2023, impairment charges of other assets were approximately $0.6 million related to property and equipment in connection with restructuring activities for optimization of certain leased facilities. (b) Tax effects calculated for all adjustments except share - based compensation expense, using an estimated annual effective tax rate of 21% for both fiscal years 2024 and 2023.

© 2025 Omnicell, Inc. 34 (a) For the year ended December 31, 2023, impairment charges of other assets were approximately $0.6 million related to property and equipment in connection with restructuring activities for optimization of certain leased facilities. (c) Defined as earnings before interest income and expense, taxes, depreciation, amortization, and share - based compensation, as well as excluding certain other non - GAAP adjustments.

Investor Presentation – February 6, 2025

Glossary of Terms

Bookings (Historical Metric): We utilize bookings as an indicator of the success of our business. During 2024, we defined bookings generally as: (i) the value of non-cancelable contracts for our connected devices, software products, and SaaS and Expert Services (although, for those SaaS and Expert Services contracts without a minimum commitment, bookings only include the amount of revenue that has been recognized once the services have been provided); and (ii) for our consumables, the value of orders placed through our Omnicell Storefront online platform or through written or telephonic orders. We typically exclude technical services and other less significant items ancillary to our products and services, such as freight revenue, from bookings. In addition, dependent upon counterparty or credit risk, which is evaluated at the time of contract signing, for a given multi-year subscription contract we may reduce the portion of the contractual commitment booked at a given time. Connected devices and software license bookings are recorded as revenue upon customer acceptance of the installation or receipt of goods. Revenues from SaaS and Expert Services bookings are recorded over the contractual term.

Backlog (Historical Metric): Under the definition of bookings in use for the year ended December 31, 2024, Backlog is the dollar amount of bookings that have not yet been recognized as revenue. Bookings for those SaaS and Expert Services contracts without a minimum commitment are not included in backlog. In addition, dependent upon counterparty or credit risk, which is evaluated at the time of contract signing, for a given multi-year subscription contract we may reduce the portion of the contractual commitment booked at a given time, and these excluded amounts are not included in backlog. A majority of our connected devices and software license products are installable and recognized as revenues within twelve months of booking, while service revenues from SaaS and Expert Services are recorded over the contractual term. Larger or more complex implementations such as software-enabled connected devices for Central Pharmacy, including but not limited to our Central Pharmacy Dispensing Service and IV Compounding Service, are often installed and recognized as revenue between 12 and 24 months after booking. We consider backlog that is expected to be converted to revenues in more than twelve months to be long-term backlog. We believe a majority of long-term product backlog will be convertible into revenues in 12 to 24 months. Long-term SaaS and Expert Services backlog typically represents multi-year subscription agreements (usually with contractual terms of 2 to 7 years, some of which have not yet been implemented) that will be converted to revenue over the contractual term. Due to industry practice that allows customers to change order configurations with limited advance notice prior to shipment and as customer installation schedules may change, backlog as of any particular date may not necessarily indicate the timing of future revenue. However, we do believe that backlog is an indication of a customer’s willingness to install our solutions and revenue we expect to generate over time.

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Investor Presentation – February 6, 2025

Glossary of Terms Continued

Product Bookings: (New Metric for 2025): We define product bookings generally as the value of non-cancelable contracts for our connected devices and software licenses. We typically exclude freight revenue and other less significant items ancillary to our products from product bookings. In addition, dependent upon counterparty or credit risk, which is evaluated at the time of contract signing, for a given multi-year subscription contract we may reduce the value of the contractual commitment booked at a given time. Connected devices and software license bookings are recorded as revenue upon customer acceptance of the installation or receipt of goods. We utilize product bookings as an indicator of the success of certain portions of our business that generate non-recurring revenue.

Annual Recurring Revenue (ARR) (New Metric for 2025): We consider revenues generated from our consumables, technical services, and SaaS and Expert Services to be recurring revenues. For the portions of our business which generate recurring revenues, we utilize ARR as a key metric to measure our progress in growing our recurring revenue business. We define ARR at a measurement date as the revenue we expect to receive from our customers over the course of the following year for providing them with products or services. ARR includes expected revenue from all customers who are using our products or services at the reported date. For technical services and SaaS and Expert Services, solutions are generally on a contractual basis, typically with contracts for a period of 12 months or more, with a high probability of renewal. Probability of renewal is based on historic renewal experience of the individual revenue streams or management's best estimates if historical renewal experience is not available. Consumables orders are placed by customers through our Omnicell Storefront online platform or through written or telephonic orders and are sold to a customer base who utilize the consumable product and place recurring orders when customer inventory is depleted. ARR is generally calculated based on revenues received in the most recent quarter and changes to expected revenues where solutions were added to or removed from the install or customer base in the quarter. Revenues from technical services and SaaS and Expert Services are recorded ratably over the service term. Revenue from consumables are recorded when the product has shipped and title has passed. Our measure of ARR may be different than that used by other companies. Because ARR is based on expected future revenue, it does not represent revenue recognized during a particular reporting period or revenue to be recognized in future reporting periods. ARR should not be viewed as a substitute for GAAP revenues.

© 2025 Omnicell, Inc.

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